UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period:  October 31, 2023

Item 1. Reports to Stockholders.

(a)

FIRST SENTIER GLOBAL LISTED INFRASTRUCTURE FUND
CLASS I (FLIIX)

FIRST SENTIER AMERICAN LISTED INFRASTRUCTURE FUND
CLASS I (FLIAX)

ANNUAL REPORT

October 31, 2023

First Sentier Global Listed Infrastructure Fund

October 31, 2023

Dear Shareholder,

We are pleased to present the annual report for the First Sentier Global Listed Infrastructure Fund (NASDAQ: FLIIX), (the “Fund”); covering the fiscal period from November 1, 2022 to October 31, 2023.

The following table provides a summary of the Fund’s performance over this period as of October 31, 2023, compared to the FTSE Global Core Infrastructure 50/50 Net Index, the Fund’s benchmark index.

Period	Fund (net of fees)	FTSE Global Core Infrastructure 50/50 Index (Net TR)
1 Year	-3.51%	-4.44%
3 Years	2.57%	2.65%
5 Years	3.41%	3.36%
Since Inception (2/28/2017)	3.43%	3.76%

Performance greater than one year is annualized. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-898-5040. The gross expense ratio of the Fund is 1.24%.

The Fund provides investors with exposure to a range of global listed infrastructure assets, including toll roads, airports, railroads, utilities and renewables, energy midstream (oil & natural gas pipelines & storage), mobile towers and data centers. These assets share common characteristics, like barriers to entry and pricing power, which can provide investors with inflation-protected income and steady capital growth.

Global listed infrastructure gave up ground during the fiscal period November 1, 2022 through October 31, 2023 as rising bond yields weighed on interest rate-sensitive financial assets, including infrastructure securities. The FTSE Global Core Infrastructure 50/50 Index (Net TR, USD) returned -4.44%, while the MSCI World Index (Net TR, USD) returned 10.48%.

Energy midstream stocks performed relatively well, aided by rising energy prices and a positive demand outlook for energy storage and transportation services. Houston-based Targa Resources gained on the view that its Natural Gas Liquids-focused infrastructure assets are set to benefit from strong producer activity across Texas’ Permian basin. U.S. Liquefied Natural Gas (LNG) exporter Cheniere Energy announced expansion plans for its export facilities on the U.S. Gulf Coast, while continued global demand for LNG supported healthy earnings numbers.

Transport infrastructure delivered mixed returns. Pleasing returns for European airport operators AENA (Spain) and Flughafen Zurich (Switzerland) reflected positive trends in passenger / traffic volumes and healthy earnings numbers. However, Mexican airport operators were affected by regulatory uncertainty; while Beijing Airport lagged as China’s airline traffic recovery trajectory remained slower than hoped.

North American freight operators CSX Corp and Union Pacific gained as investors looked past the near term headwinds facing the sector, such as higher labour costs and volume softness, and anticipated a recovery in haulage volumes.

Several of the portfolio’s toll road holdings were supported by recovering traffic volumes and inflation-linked tolling frameworks. French-listed infrastructure construction and concessions company Vinci reported healthy volumes for its toll road and airport divisions. Its Energies business segment continued to benefit from growing demand for projects related to the energy transition such as the construction of wind and solar farms. However, higher bond yields weighed on Australian-listed toll road operators Transurban and Atlas Arteria.

Regulated utilities underperformed as interest rates increased. Renewables-focused stocks declined as higher borrowing costs made it more challenging to fund large scale projects. Higher interest rates also weighed on mobile towers during this period. Concerns that telecom companies (towers’ main customers) have eased back on their mobile network investment plans presented an additional headwind to the sector.

Positioning
The Fund is managed using a disciplined, bottom-up investment process with equal emphasis on quality and valuation, which aims to identify mispricing. These sectors share common characteristics, like barriers to entry and pricing power, which can act as a hedge against inflation for investors.

Toll roads represent the Fund’s largest overweight position. During the year, robust traffic volumes and inflation-linked toll increases translated to healthy earnings growth. We are alert to potential headwinds, such as an economic slowdown leading to a dip in truck traffic on longer distance roads; or soft commuter traffic levels on some intra-city roads as the return-to-office trend settles. Overall however we expect toll roads to remain strong performers as higher tolls support earnings growth, and demand proves resilient.

A substantial part of the portfolio consists of utilities / renewables stocks. Decarbonisation, electrification and resiliency spend represent large and growing investment opportunities for these companies. However North American utilities in particular have lagged as interest rates have risen. We believe the extent of this underperformance appears to be extreme, given utilities’ generally sound fundamentals, undemanding valuation multiples and substantial longer term growth drivers.

The portfolio is underweight the energy midstream space. Following a sustained period of strong performance, mispricing in this sector has become less evident. We have maintained high conviction positions in companies operating in low cost basins; or that are positioned to benefit from growth in U.S. LNG exports.

Conclusion
The outlook for the asset class is positive. Valuations are appealing compared to historical levels; balance sheets and dividend payout levels are healthy. In the event of an economic slowdown, earnings from this space are expected to be more resilient than those of global equities owing to the essential service nature of these businesses, and their regulated / contracted earnings streams.

Public policy support for infrastructure investment remains strong globally, particularly for the replacement of aged infrastructure assets and the buildout of renewables. We remain optimistic about the substantial investment opportunities associated with the decarbonisation of the world’s energy needs. Utilities, which represent about a half of the global listed infrastructure opportunity set, are positioned to derive steady, regulated earnings growth by building solar and wind farms, and by upgrading and expanding the networks needed to connect these new power sources to the end user.

In the communications infrastructure space, structural growth in demand for data continues to support earnings growth for mobile tower companies. Concerns for higher interest rates and potential softness in tower leasing demand in the near term are now better reflected in valuation multiples. Data centres remain positioned to benefit from growing demand for cloud computing, driven in part by the recent surge in AI interest.

Transport infrastructure has seen a recovery in volumes, aided by the return-to-office trend and a modal shift away from public transport. We believe toll roads represent exceptional value at current levels, with traffic volumes proving resilient and inflation-linked concession agreements helping to support earnings growth. Traffic data from the Airports sector has highlighted a consistently keen appetite to travel, with the strongest recovery seen at tourism-focused airports. We also have a positive view of

North American freight railroads. While the sector faced challenges in 2023, these companies are unique and valuable franchises with strong pricing power over long haul routes.

Sincerely,

The First Sentier Investors Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalisation.

The MSCI World Index is designed to represent the performance of large- and mid-cap stocks across 23 developed markets. It covers approximately 85% of the free float-adjusted market capitalization in each country.

You cannot invest directly in an index.

Earnings growth is the change in an entity’s reported net income over a period of time.

Diversification does not guarantee a profit or protect from loss in a declining market.

Must be preceded or accompanied by a prospectus

Quasar Distributors, LLC, Distributor.

First Sentier American Listed Infrastructure Fund

October 31, 2023

Dear Shareholder,

We are pleased to present the annual report for the First Sentier American Listed Infrastructure Fund (NASDAQ: FLIAX), (the “Fund”); covering the fiscal period from November 1, 2022 to October 31, 2023.

The following table provides a summary of the Fund’s performance over this period as of October 31, 2023, compared to the FTSE USA Core Infrastructure Capped Net Index, the Fund’s benchmark index.

Period	Fund (net of fees)	FTSE USA Core Infrastructure Capped Index
1 Year	-6.83%	-7.29%
Since Inception (12/29/2020)	2.80%	1.30%

Performance greater than one year is annualized. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-898-5040. The gross expense ratio of the Fund is 6.67%.

The First Sentier American Listed Infrastructure Fund is a United States-focused liquid real asset strategy. It seeks to provide investors with inflation protected income and solid capital growth, by investing in the shares of essential service infrastructure companies that own assets in the U.S. These companies include utilities and renewables, wireless towers, railroads, energy midstream (oil and natural gas pipelines & storage), waste management, data centers, toll roads and airports.

The Fund outperformed its index during the fiscal period November 1, 2022 through October 31, 2023. It returned -6.83% during the period under review, outperforming its benchmark index by 0.46% after fees.

Positioning within water / waste was the largest single positive driver of relative performance. A holding in Republic Services, the second largest provider in the U.S. of waste management and environmental services, performed well as strong pricing and recent acquisitions underpinned healthy revenue growth.
Zero exposure to U.S. water utilities also aided relative performance; these stocks lagged in the rising interest rate environment that characterised much of the period under review. U.S. 10-year bond yields rose from 4.0% to 4.9%.

Exposure to North American freight operators CSX Corp and Union Pacific aided relative returns as investors looked past the near-term headwinds facing the sector, such as higher labour costs and volume softness, and anticipated a recovery in haulage volumes. Stock selection in the mobile towers space, with a preference for American Tower and Crown Castle over smaller peer SBA Communications, was also a positive source of attribution.

Overweight exposure to utilities / renewables detracted from performance, with U.S. utilities underperforming as interest rates increased. Higher borrowing costs made it more challenging for renewables-focused stocks to fund large-scale projects. Underweight exposure to the energy midstream sector also detracted from relative performance. The sector performed relatively well, aided by rising energy prices and a positive demand outlook for energy storage and transportation services during the year.

Positioning
The Fund is actively managed using a disciplined, bottom-up investment process with equal emphasis on quality and valuation, which aims to identify mispricing.

The portfolio is overweight utilities / renewables stocks. Decarbonisation, electrification and resiliency spend represent large and growing investment opportunities for these companies. Despite this, North American utilities have lagged as interest rates have risen. We believe the extent of this underperformance appears to be extreme, given utilities’ generally sound fundamentals, undemanding valuation multiples and substantial longer term growth drivers.

A substantial portion of the portfolio also consists of North American freight railroads. While the sector has faced challenges in 2023, these companies are unique and valuable franchises. Their wholly-owned track networks are high quality infrastructure assets which can never be replicated. They typically operate under duopoly market conditions, with significant numbers of captive customers such as grain, chemical and auto producers giving them strong pricing power over long haul routes. Improving operating efficiency provides further scope to grow earnings.

The portfolio is underweight the energy midstream space. Following a sustained period of strong performance, mispricing in this sector has become less evident. The portfolio has maintained high conviction positions in companies operating in low-cost basins; or that are positioned to benefit from growth in U.S. LNG exports.

Conclusion
The outlook for American Listed Infrastructure is positive. The asset class appears well positioned to benefit from a number of growth drivers. Utilities / renewables continue to invest in the buildout of renewables and the replacement of aging electric transmission and distribution networks. Firm pricing and improved operating efficiency, along with scope for volume improvement, should support earnings growth for North American freight rail operators. U.S. energy midstream companies are likely to benefit as the United States’ share of the global energy market continues to expand. Data centers are anticipating a strong demand and pricing environment, as a result of digital transformation, cloud adoption and enterprise outsourcing.

We believe that its essential service nature and structural growth attributes will enable American Listed Infrastructure to offer resilient earnings growth through an uncertain economic environment over the coming year. Valuation multiples across the asset class are now more appealing, having compressed during 2023.

Sincerely,

The First Sentier Investors Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate. Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

The FTSE USA Core Infrastructure Capped Net Index comprises the U.S. constituents of the FTSE Developed Core Infrastructure Index, which are capped to limit the exposure of particular infrastructure subsectors. Constituents are selected from the underlying index using FTSE Russell’s definition of infrastructure.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor

FIRST SENTIER GLOBAL LISTED INFRASTRUCTURE FUND

Comparison of the change in value of a $1,000,000 investment in the

First Sentier Global Listed Infrastructure Fund - Class I vs. the FTSE Global Core

Infrastructure 50-50 Net Index

Average Annual Total Return:	1 Year	5 Years	Since Inception[1]
First Sentier Global Listed Infrastructure Fund - Class I	-3.51%	3.41%	3.43%
FTSE Global Core Infrastructure 50-50 Net Index	-4.44%	3.36%	3.76%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-5040.

Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.
The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance. Indices do not incur expenses and are not available for investment.

The FTSE Global Core Infrastructure 50/50 Net Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors - 50%
Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

[1] The Fund commenced operations on February 28, 2017.

FIRST SENTIER AMERICAN LISTED INFRASTRUCTURE FUND

Comparison of the change in value of a $1,000,000 investment in the

First Sentier American Listed Infrastructure Fund - Class I vs. the FTSE USA Core

Infrastructure Capped Index

Average Annual Total Return:	1 Year	Since Inception[1]
First Sentier American Listed Infrastructure Fund - Class I	-6.83%	2.80%
FTSE USA Core Infrastructure Capped Index	-7.29%	1.30%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-5040.

Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.
The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance. Indices do not incur expenses and are not available for investment.

The FTSE USA Core Infrastructure Capped Index comprises the U.S. constituents of the FTSE Developed Core Infrastructure Index, which are capped to limit the exposure of particular infrastructure subsectors.

[1] The Fund commenced operations on December 29, 2020.

First Sentier Global Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at October 31, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier American Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at October 31, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier Global Listed Infrastructure Fund
Schedule of Investments - October 31, 2023

Shares		Value
	Common Stocks —98.7%
	Airport Services — 8.1%
13,323	Aena SA (a)	$1,933,178
1,518,000	Beijing Capital International Airport Co. Ltd. (a)(b)	559,137
14,595	Flughafen Zurich AG (a)	2,727,250
142,635	Grupo Aeroportuario del Sureste SAB de CV - Class B (a)	3,085,453
		8,305,018

	Construction & Engineering — 2.5%
23,123	Vinci SA (a)	2,556,813

	Electric Utilities — 38.6%
77,932	Alliant Energy Corp.	3,802,302
60,321	Duke Energy Corp.	5,361,934
60,400	Emera, Inc. (a)	1,978,272
40,072	Entergy Corp.	3,830,482
32,360	Evergy, Inc.	1,590,170
75,073	FirstEnergy Corp.	2,672,599
101,573	NextEra Energy, Inc.	5,921,707
14,805	Pinnacle West Capital Corp.	1,098,235
104,890	PPL Corp.	2,577,147
66,864	Southern Co.	4,499,947
131,430	SSE PLC (a)	2,611,984
61,132	Xcel Energy, Inc.	3,623,294
		39,568,073

	Environmental & Facilities Service — 0.9%
6,181	Republic Services, Inc.	917,817

	Gas Utilities — 5.7%
91,400	AltaGas Ltd. (a)	1,697,829
280,000	ENN Energy Holdings Ltd. (a)	2,121,041
50,118	Rubis SCA (a)	1,091,197
45,508	UGI Corp.	946,566
		5,856,633

	Highways & Railtracks — 16.8%
856,609	Atlas Arteria Ltd. (a)	2,895,866
1,021,700	CCR SA (a)	2,437,854
145,036	Getlink S.E. (a)	2,342,142
1,656,000	Jiangsu Expressway Co. Ltd. - Class H (a)	1,505,540
194,597	Promotora y Operadora de Infraestructura SAB de CV (a)	1,603,598
861,406	Transurban Group (a)	6,485,076
		17,270,076

First Sentier Global Listed Infrastructure Fund
Schedule of Investments - October 31, 2023, Continued

Shares		Value
	Integrated Telecommunication Services — 1.1%
104,730	Infrastrutture Wireless Italiane SpA (a)	$1,146,777

	Multi-Utilities — 5.7%
68,452	CenterPoint Energy, Inc.	1,839,990
66,493	Dominion Energy, Inc.	2,680,998
474,569	Hera SpA (a)	1,335,007
		5,855,995

	Oil & Gas Storage & Transportation — 8.9%
24,575	Cheniere Energy, Inc.	4,089,771
41,840	DT Midstream, Inc.	2,258,105
33,596	Targa Resources Corp.	2,808,962
		9,156,838

	Rail Transportation — 8.2%
86,275	CSX Corp.	2,575,309
2,195	Norfolk Southern Corp.	418,784
17,077	Union Pacific Corp.	3,545,355
49,700	West Japan Railway Co. (a)	1,894,293
		8,433,741

	Water Utilities — 2.2%
1,466,000	Guangdong Investment Ltd. (a)	1,000,372
40,110	Severn Trent PLC (a)	1,295,879
		2,296,251

	Total Common Stocks (Cost $112,808,723)	101,364,032

	REITs —4.7%
	Telecom Tower REITs — 4.7%
26,226	American Tower Corp.	4,673,211
1,160	Crown Castle International Corp.	107,857
		4,781,068
	Total REITs (Cost $5,665,026)	4,781,068

	Total Investments (Cost $118,473,749) — 103.4%	106,145,100
	Liabilities in Excess of Other Assets — (3.4)%	(3,472,510)
	Total Net Assets — 100.00%	$102,672,590

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

AG - Aktiengesellschaft
PLC - Public Limited Company

REIT - Real Estate Investment Trust
SA - Société Anonyme
SCA - Société en Commandite par Actions
SpA - Società per Azioni SAB de CV – Sociedad Anonima de Capital Variable which is the most formal business structure in Mexico S.E. – Company is a European company.

(a)	Foreign issued security.
(b)	Non-income producing security.

Country Allocation of Portfolio Holdings as of October 31, 2023

Country	Percentage of Net Assets
United States	60.2%
Australia	9.1%
France	5.8%
Mexico	4.6%
China	4.1%
United Kingdom	3.8%
Canada	3.6%
Switzerland	2.7%
Italy	2.4%
Brazil	2.4%
Spain	1.9%
Japan	1.8%
Hong Kong	1.0%
Total Investments	103.4%
Liabilities in Excess of Other Assets	(3.4)%
Total Net Assets	100.0%

First Sentier American Listed Infrastructure Fund
Schedule of Investments - October 31, 2023

Shares		Value
	Common Stocks —87.1%
	Electric Utilities — 42.0%
1,915	Alliant Energy Corp.	$93,433
1,811	Duke Energy Corp.	160,980
1,125	Entergy Corp.	107,539
804	Evergy, Inc.	39,509
2,138	FirstEnergy Corp.	76,113
3,433	NextEra Energy, Inc.	200,143
3,801	PG&E Corp. (a)	61,956
488	Pinnacle West Capital Corp.	36,200
2,594	PPL Corp.	63,735
1,895	Southern Co.	127,534
1,688	Xcel Energy, Inc.	100,048
		1,067,190

	Environmental & Facilities Service — 1.0%
176	Republic Services, Inc.	26,134

	Gas Utilities — 3.3%
1,300	AltaGas Ltd. (b)	24,149
2,858	UGI Corp.	59,446
		83,595

	Highways & Railtracks — 1.5%
11,064	Atlas Arteria Ltd. (b)	37,403

	Multi-Utilities — 4.6%
1,607	CenterPoint Energy, Inc.	43,196
1,784	Dominion Energy, Inc.	71,931
24	DTE Energy Co.	2,313
		117,440

	Oil & Gas Storage & Transportation — 12.9%
985	Cheniere Energy, Inc.	163,923
1,175	DT Midstream, Inc.	63,415
1,170	Targa Resources Corp.	97,824
73	Williams Cos., Inc.	2,511
		327,673

	Rail Transportation — 19.3%
5,490	CSX Corp.	163,877
338	Norfolk Southern Corp.	64,487
1,263	Union Pacific Corp.	262,211
		490,575

First Sentier American Listed Infrastructure Fund
Schedule of Investments - October 31, 2023, Continued

Shares		Value
	Renewable Electricity — 2.5%
2,464	Atlantica Sustainable Infrastructure PLC	$44,623
709	NextEra Energy Partners LP	19,193
		63,816
	Total Common Stocks (Cost $2,388,317)	2,213,826

	REITs —12.9%
	Telecom Tower REITs — 12.9%
1,421	American Tower Corp.	253,208
790	Crown Castle International Corp.	73,454
10	SBA Communications Corp.	2,086
		328,748
	Total REITs (Cost $374,065)	328,748

	Total Investments (Cost $2,762,382) — 100.0%	2,542,574
	Liabilities in Excess of Other Assets — 0.0%	(218)
	Total Net Assets — 100.00%	$2,542,356

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

PLC - Public Limited Company
REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Foreign issued security.

First Sentier Funds
STATEMENTS OF ASSETS AND LIABILITIES
at October 31, 2023

	First Sentier Global Listed Infrastructure Fund	First Sentier American Listed Infrastructure Fund
ASSETS
Investments, at value (cost $118,473,126 and $2,762,382, respectively)	$106,145,100	$2,542,574
Cash	849,446	13,112
Foreign cash, at value (cost $220,465 and $2,163, respectively)	218,941	2,153
Receivables
Securities sold	636,017	26,236
Dividends and interest	135,439	1,917
Dividend tax reclaim	45,437	-
Due from Adviser	-	19,334
Prepaid expenses	13,339	9,929
Total assets	108,043,719	2,615,255

LIABILITIES
Payables
Fund shares redeemed	4,652,308	-
Securities purchased	613,797	29,484
Due to Adviser	44,398	-
Administration and fund accounting fees	11,716	9,226
Audit fees	21,000	21,000
Shareholder servicing fees	9,470	-
Transfer agent fees and expenses	3,972	1,841
Reports to shareholders	1,137	1,396
Legal fees	1,648	1,945
Trustee fees and expenses	482	482
Custody fees	6,875	3,358
Chief Compliance Officer fee	1,250	1,250
Accrued expenses	3,076	2,917
Total liabilities	5,371,129	72,899

NET ASSETS	$102,672,590	$2,542,356

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	10,615,079	297,782

Net asset value, redemption price and offering price per share	$9.67	$8.54

COMPONENTS OF NET ASSETS
Paid-in capital	$113,971,054	$2,788,102
Total accumulated deficit	(11,298,464)	(245,746)
Net assets	$102,672,590	$2,542,356

The accompanying notes are an integral part of these financial statements.

First Sentier Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2023

	First Sentier Global Listed Infrastructure Fund	First Sentier American Listed Infrastructure Fund
NET INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $156,940 and $473, respectively)	$3,296,824	$69,825
Total income	3,296,824	69,825

Expenses
Advisory fees (Note 4)	745,504	18,847
Administration and fund accounting fees (Note 4)	121,502	108,619
Shareholder servicing fees (Note 5)	99,401	-
Transfer agent fees and expenses (Note 4)	47,116	20,835
Custody fees (Note 4)	46,690	15,281
Registration fees	22,910	19,694
Audit fees	21,000	21,000
Trustee fees and expenses	17,530	17,830
Chief Compliance Officer fees (Note 4)	15,000	15,000
Miscellaneous	7,683	5,992
Legal fees	7,278	6,669
Insurance expense	3,121	2,029
Shareholder reporting	2,745	3,153
Total expenses before fee waiver and expense reimbursement	1,157,480	254,949
Less: advisory fees waived and expenses reimbursed by Adviser (Note 4)	(213,175)	(236,102)
Net expenses	944,305	18,847
Net investment income	2,352,519	50,978

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on transactions from:
Investments	(827,766)	(38,783)
Foreign currency	20,917	100
Net change in unrealized appreciation/(depreciation) on:
Investments	(7,550,442)	(203,877)
Foreign currency	2,409	(19)
Net realized and unrealized loss on investments and foreign currency	(8,354,882)	(242,579)
Net decrease in net assets resulting from operations	$(6,002,363)	$(191,601)

The accompanying notes are an integral part of these financial statements.

First Sentier Global Listed Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,352,519	$1,289,528
Net realized gain/(loss) on transactions from:
Investments	(827,766)	2,820,064
Foreign currency	20,917	(64,257)
Net change in unrealized appreciation/(depreciation) on:
Investments	(7,550,442)	(8,551,233)
Foreign currency	2,409	(4,611)
Net decrease in net assets resulting from operations	(6,002,363)	(4,510,509)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(3,711,613)	(4,331,178)
Total dividends and distributions	(3,711,613)	(4,331,178)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	37,927,533	12,021,821
Proceeds from shares issued in reinvestment of dividends	3,664,735	4,263,772
Cost of shares redeemed	(5,987,736)	(1,250,015)
Net increase in net assets resulting from capital share transactions	35,604,532	15,035,578

Total increase in net assets	25,890,556	6,193,891

NET ASSETS
Beginning of year	76,782,034	70,588,143

End of year	$102,672,590	$76,782,034

CHANGES IN SHARES OUTSTANDING
Shares sold	3,574,432	1,126,506
Shares issued in reinvestment of dividends	337,764	383,433
Shares redeemed	(615,886)	(108,823)
Net increase in shares outstanding	3,296,310	1,401,116

The accompanying notes are an integral part of these financial statements.

First Sentier American Listed Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$50,978	$58,579
Net realized gain/(loss) on transactions from:
Investments	(38,783)	322,223
Foreign currency	100	(135)
Net change in unrealized appreciation/(depreciation) on:
Investments	(203,877)	(338,540)
Foreign currency	(19)	11
Net increase/(decrease) in net assets resulting from operations	(191,601)	42,138

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(394,007)	(316,516)
Total dividends and distributions	(394,007)	(316,516)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	570,575	53,300
Proceeds from shares issued in reinvestment of dividends	387,252	310,852
Cost of shares redeemed	(3,048)	(3,385,702)
Net increase/(decrease) in net assets resulting from capital share transactions	954,779	(3,021,550)

Total increase/(decrease) in net assets	369,171	(3,295,928)

NET ASSETS
Beginning of year	2,173,185	5,469,113

End of year	$2,542,356	$2,173,185

CHANGES IN SHARES OUTSTANDING
Shares sold	60,008	4,667
Shares issued in reinvestment of dividends	39,718	26,614
Shares redeemed	(341)	(284,217)
Net increase/(decrease) in shares outstanding	99,385	(252,936)

The accompanying notes are an integral part of these financial statements.

First Sentier Global Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019

Net asset value, beginning of year	$10.49	$11.93	$10.24	$11.56	$9.90

Income from investment operations:
Net investment income	0.24	0.19	0.19	0.13	0.17
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.55)	(0.90)	1.77	(1.10)	1.76
Total from investment operations	(0.31)	(0.71)	1.96	(0.97)	1.93

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.13)	(0.16)	(0.16)
Distributions from net realized gains	(0.33)	(0.52)	(0.14)	(0.19)	(0.11)
Total dividends and distributions	(0.51)	(0.73)	(0.27)	(0.35)	(0.27)

Net asset value, end of year	$9.67	$10.49	$11.93	$10.24	$11.56

Total return	-3.51%	-6.30%	19.36%	-8.62%	19.90%

Supplemental data and ratios:
Net assets, end of year (thousands)	$102,673	$76,782	$70,588	$56,463	$35,631
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	1.17%	1.24%	1.30%	1.50%	1.93%
After fee waivers and expense reimbursement	0.95%	0.95%	0.95%	0.94%	0.94%
Ratio of net investment income to average net assets:
Before fee waivers and expense reimbursement	2.15%	1.49%	1.34%	1.05%	1.14%
After fee waivers and expense reimbursement	2.37%	1.78%	1.69%	1.61%	2.13%
Portfolio turnover rate	41.43%	43.81%	56.09%	61.67%	41.26%

The accompanying notes are an integral part of these financial statements.

First Sentier American Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

			December 29, 2020*
	Year Ended	Year Ended	through
	October 31, 2023	October 31, 2022	October 31, 2021

Net asset value, beginning of period	$10.95	$12.12	$10.00

Income from investment operations:
Net investment income	0.18	0.23	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.69)	(0.70)	2.03
Total from investment operations	(0.51)	(0.47)	2.12

Less dividends and distributions:
Dividends from net investment income	(0.24)	(0.14)	-
Distributions from net realized gains	(1.66)	(0.56)	-
Total dividends and distributions	(1.90)	(0.70)	-

Net asset value, end of period	$8.54	$10.95	$12.12

Total return	-6.83%	-4.23%	21.20	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$2,542	$2,173	$5,469
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	10.15%	6.67%	6.45	%++
After fee waivers and expense reimbursement	0.75%	0.75%	0.75	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(7.37%)	(4.44%)	(4.36	%)++
After fee waivers and expense reimbursement	2.03%	1.48%	1.34	%++
Portfolio turnover rate	78.02%	73.76%	58.21	%+

+	Not annualized.
++	Annualized.
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023

NOTE 1 - ORGANIZATION

The First Sentier Global Listed Infrastructure Fund (the “Global Listed Fund”) and the First Sentier American Listed Infrastructure Fund (the “American Listed Fund”), (each, a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Global Listed Fund is diversified and the American Listed Fund is non-diversified. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Global Listed Fund and the American Listed Fund is to seek to achieve growth of capital and inflation-protected income.  The Global Listed Fund and the American Listed Fund currently offer Class I shares.  The Global Listed Fund’s Class I shares commenced operations on February 28, 2017.  The American Listed Fund’s Class I shares commenced operations on December 29, 2020.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific lot identification.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Foreign Securities: The Global Listed Fund may invest up to 75% of its net assets in securities of foreign companies, including but not limited to depositary receipts.  Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023, Continued

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.

Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.
REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended October 31, 2023, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Total Distributable Earnings	Paid-in Capital
Global Listed Fund	$35	$(35)
American Listed Fund	-	-

G.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 p.m. EST).

Equity Securities: Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value per share, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  All assets denominated in foreign currency will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. EST.

For foreign securities traded on foreign exchanges, First Sentier Investments (US) LLC (the “Adviser”) has selected ICE Data Services’ Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of each Fund’s securities traded on those foreign exchanges. The Funds utilize a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Funds will value the particular security at that price. If the

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023, Continued

FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the fair value hierarchy. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating each Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of October 31, 2023:

Global Listed Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$-	$1,146,777	$-	$1,146,777
Energy	9,156,838	-	-	9,156,838
Industrials	14,584,172	22,899,294	-	37,483,466
Utilities	44,121,471	9,455,480	-	53,576,951
Total Common Stocks	67,862,481	33,501,551	-	101,364,032
REITs	4,781,068	-	-	4,781,068
Total Investments in Securities	$72,643,549	$33,501,551	$-	$106,145,100

American Listed Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	$327,674	$-	$-	$327,674
Industrials	516,709	37,403	-	554,112
Utilities	1,332,040	-	-	1,332,040
Total Common Stocks	2,176,423	37,403	-	2,213,826
REITs	328,748	-	-	328,748
Total Investments in Securities	$2,505,171	$37,403	$-	$2,542,574

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Each Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of each Fund’s net assets.  For the year ended October 31, 2023, the Funds did not enter into derivatives transactions.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023, Continued

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Funds with investment management services under an investment advisory agreement.  The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, each Fund pays the Adviser a monthly management fee.  The Funds each pay fees calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has delegated the day-to-day investment management of the Funds to First Sentier Investors (Australia) IM Ltd (the “Sub-Adviser”).  The Sub-Adviser is compensated by the Adviser from the management fees paid to the Adviser.  The sub-advisory fee to be received by the Sub-Adviser is 0.60% of average daily net assets.  The percentage of compensation the Sub-Adviser receives from the Adviser is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.  For the year ended October 31, 2023, the Global Listed Fund and the American Listed Fund incurred advisory fees of $745,504 and $18,847, respectively.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses such as the shareholder servicing plan fee) to the extent necessary to limit each Fund’s total annual fund operating expenses as a percent of average daily net assets as follows:

Global Listed Fund                                   0.85%
American Listed Fund                              0.75%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended October 31, 2023, the Adviser reduced its fees in the amount of $213,175 and $236,102 in the Global Listed Fund and the American Listed Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least February 27, 2024 and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	10/31/2024	10/31/2025	10/31/2026	Total
Global Listed Fund	$225,162	$210,284	$213,175	$648,621
American Listed Fund	176,883	234,985	236,102	647,970

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023, Continued

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2023 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of up to 0.10% of each Funds’ average daily net assets.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  The shareholder servicing fees accrued by the Funds for the year ended October 31, 2023 are disclosed in the statements of operations.

NOTE 6 – LINE OF CREDIT

The Global Listed Fund has a secured line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended October 31, 2023, the Fund did not draw upon the line of credit.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Global Listed Fund	$79,938,621	$40,287,122
American Listed Fund	2,554,429	1,915,696

The Funds had no purchases or sales of U.S. government securities during the year ended October 31, 2023.

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended October 31, 2023 and October 31, 2022 was as follows:

	October 31, 2023	October 31, 2022
Global Listed Fund
Ordinary income	$2,312,775	$2,687,350
Long-term capital gains	1,398,838	1,643,828

	October 31, 2023	October 31, 2022
American Listed Fund
Ordinary income	$290,106	$315,542
Long-term capital gains	103,901	974

As of October 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Global Listed Fund	American Listed Fund

Cost of investments (a)	$119,078,442	$2,852,405
Gross unrealized appreciation	$3,390,058	$59,949
Gross unrealized depreciation	(16,323,400)	(369,780)
Net unrealized depreciation (a)	(12,933,342)	(309,831)
Net unrealized appreciation/(depreciation) on foreign currency	(2,842)	(10)
Undistributed ordinary income	2,014,210	38,835
Undistributed long-term capital gain	-	25,260
Total distributable earnings	2,014,210	64,095
Other accumulated earnings/(losses)	(376,490)	-
Total accumulated earnings/(losses)	$(11,298,464)	$(245,746)

(a) The difference between book-basis and tax-basis cost and net unrealized depreciation is attributable primarily to wash sales and partnerships.

At October 31, 2023, the Global Listed Fund had short-term capital loss carryforwards of $376,490.  These capital losses may be carried forward indefinitely to offset future gains.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Funds’ net asset value and total return.  The Funds’ most recent prospectus provides further descriptions of the Funds’ investment objective, principal investment strategies and principal risks.

•
General Market Risk (Both Funds). Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023, Continued

the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•
Infrastructure Companies Risk (Both Funds). Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects.  Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

•
Concentration Risk (Both Funds).  Since the securities of companies in the same industry or group of industries will comprise a significant portion of each Fund’s portfolio, the Funds will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

•
Emerging Markets Risk (Global Listed Fund).  Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

•
Stapled Securities Risk (Both Funds).   A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are "stapled" together and treated as a unit at all times, including for transfer or trading.  The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

•
Real Estate Investment Trust (REIT) Risk (Both Funds).  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Funds will bear a proportionate share of those expenses.

•
Limited Partnership and MLP Risk (Global Listed Fund).  Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock.  Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Certain

First Sentier Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2023, Continued

tax risks are associated with an investment in units of limited partnerships.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments.  In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

•
Non-Diversification Risk (American Listed Fund). To the extent that the Fund invests its assets in fewer securities, the Fund is subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of October 31, 2023:

Fund	Shareholder	Percent of Shares Held
Global Listed Fund	Capinco, c/o U.S. Bank N.A.	97.85%

American Listed Fund	Randy Paas IRA, c/o U.S. Bank N.A.	69.81%

NOTE 11 –TRUSTEES AND OFFICERS

At a meeting held on June 22-23, 2023, the Board of Trustees of the Trust appointed Ms. Lillian A. Kabakali as the Assistant Secretary of the Trust, effective July 10, 2023. Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board of Trustees of the Trust appointed Mr. Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board of Trustees of the Trust (the “Board”) to attend to health-related matters. At the recommendation of the Nominating and Governance Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Nominating and Governance Committee of the Board.

First Sentier Funds

Expense Example – at October 31, 2023 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/23 – 10/31/23).

Actual Expenses
For each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Sentier Global Listed Infrastructure Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/23	10/31/23	5/1/23 – 10/31/23

Actual	$1,000.00	$ 873.50	$4.49

Hypothetical	$1,000.00	$1,020.42	$4.84
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

First Sentier American Listed Infrastructure Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/23	10/31/23	5/1/23 – 10/31/23

Actual	$1,000.00	$ 921.30	$3.63

Hypothetical	$1,000.00	$1,021.42	$3.82
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
First Sentier Global Listed Infrastructure Fund
First Sentier American Listed Infrastructure Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of First Sentier Global Listed Infrastructure Fund and First Sentier American Listed Infrastructure Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting First Sentier Funds	Statement of operations	Statements of changes in net assets	Financial highlights
First Sentier Global Listed Infrastructure Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023

First Sentier American Listed Infrastructure Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and for the period December 29, 2020 (commencement of operations) to October 31, 2021.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

To the Board of Trustees
Advisors Series Trust and
Shareholders of
First Sentier Global Listed Infrastructure Fund
First Sentier American Listed Infrastructure Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2023

First Sentier Funds

NOTICE TO SHAREHOLDERS at October 31, 2023 (Unaudited)

For the year ended October 31, 2023, the Global Listed Fund and the American Listed Fund designated $2,312,775 and $290,106, respectively, as ordinary income for purposes of the dividends paid deduction.  For the year ended October 31, 2023, the Global Listed Fund and the American Listed Fund designated $1,398,838 and $103,901, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the Global Listed Fund and the American Listed Fund, the percentage of dividends declared from net investment income designated as qualified dividend income for the year ended October 31, 2023, was 64.35% and 29.05%, respectively.

For corporate shareholders in the Global Listed Fund and the American Listed Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2023, was 41.44% and 27.76%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Global Listed Fund and the American Listed Fund was 26.41% and 83.03%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5040 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-898-5040.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling
1-888-898-5040.

First Sentier Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. No significant liquidity events impacting the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (age 63) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Partner and Head of Business Development, QSV Equity Investors, LLC, (formerly known as Ballast Equity Management, LLC) (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Joe D. Redwine (age 76) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Michele Rackey (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (age 54) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (age 52) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Cheryl L. King (age 62) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (October 1998 to present).
Richard R. Conner (age 41) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Joseph R. Kolinsky (age 52) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Elaine E. Richards (age 55) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since September 2019.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
Lillian A. Kabakali (age 42) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Assistant Secretary	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (April 2023 to present); Vice President, Compliance, Guggenheim Partners Investment Management Holdings, LLC (April 2019 to April 2023); Senior Associate, Compliance, Guggenheim Partners Investment Management Holdings, LLC (January 2018 to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of October 31, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5040.

HOUSEHOLDING

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 888-898-5040 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

First Sentier Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First Sentier Investors (US) LLC
10 East 53rd Street, 21st Floor
New York, New York 10022

Investment Sub-Adviser
First Sentier Investors (Australia) IM Ltd
Darling Park, Tower 1
201 Sussex Street
Sydney, NSW 2000
Australia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-888-898-5040.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$34,800	$34,800
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   1/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   1/5/2024

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date   1/5/2024

* Print the name and title of each signing officer under his or her signature.